AMENDMENT TO EMPLOYMENT AGREEMENT THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT dated June 7, 2021 (the “Employment Agreement”), by and between Parker Meeks and Hyzon Motors USA Inc. (F/K/A Hyzon Motors Inc.) (“the Company”). Capitalized terms herein shall have their given meanings or the meanings in the Employment Agreement. RECITALS WHEREAS, the Board of Directors of the Company ratified Mr. Meeks’ appointment as the Company’s President and Chief Officer in December 2022, pending work commissioned by the Compensation Committee on Mr. Meek’s compensation; WHEREAS, the Compensation Committee of the Company engaged a compensation consultant to assist in determining Mr. Meeks’ compensation as President and Chief Executive Officer; WHEREAS, the Compensation Committee has determined that Mr. Meeks’ Base Salary shall be $600,000 per annum, and that his target Bonus eligibility percentage shall be 100% of Base Salary; WHEREAS, the Compensation Committee has determined that further work will need to be done to determine Mr. Meeks’ eligibility for additional equity and other LTI forms of compensation, and when such work is completed, the Committee will discuss with Mr. Meeks. NOW, THEREFORE, the parties hereby agree as follows. AGREEMENT 1. Mr. Meeks’ annual Base Salary as President and Chief Executive Officer is and shall be increased to $600,000 from $570,000. His target Bonus eligibility percentage shall be 100% of Base Salary. 2. Mr. Meeks’ new Base Salary and target Bonus eligibility percentage as provided above shall be effective as of March 9, 2023. 3. That certain Acknowledgement dated October 12, 2022, providing certain provisional terms and conditions of employment pertaining to Mr. Meek’s appointment as President and Interim Chief Executive Officer, is hereby cancelled and superseded. Other than the above amendments, the Employment Agreement remains in full force and effect. SIGNATURE PAGE FOLLOWS DocuSign Envelope ID: 58CE2867-6D2F-41E0-BFF6-45FB0B7EC624

The parties have signed this Amendment as of the date of the latter signature below. HYZON MOTORS USA INC. By: _______________________ Title: ______________________ Date: ______________________ PARKER MEEKS _______________________ Title: ______________________ Date: ______________________ DocuSign Envelope ID: 58CE2867-6D2F-41E0-BFF6-45FB0B7EC624 Chief Legal Officer 3/15/2023 CEO 3/15/2023